OTCQB: FCHS | Noble Financial Capital Markets -- TEN | January 19 - 22, 2014

This presentation and other written or oral statements made from time to time by representatives of First Choice Healthcare Solutions, Inc . contain “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 . Forward - looking statements reflect the current view about future events . Statements that are not historical in nature, such as our fiscal year 2011 revenue forecast, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” "future" or the negative of these terms and other words of similar meaning, are forward - looking statements . Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows and financial performance, business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook . Forward - looking statements are based on management’s current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed . We caution you therefore against relying on any of these forward - looking statements . These risks and uncertainties include, but are not limited to, those risk factors discussed in Part I, “Item 1 A . Risk Factors” of our Annual Report on Form 10 - K for the fiscal year ended December 31 , 2012 (the “ 2012 Annual Report”) . Any forward - looking statements are qualified in their entirety by reference to the factors discussed in the 2010 Annual Report . Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned . Important factors that could cause actual results to differ materially from those in the forward looking statements include : a continued decline in general economic conditions nationally and internationally ; decreased demand for our products and services ; market acceptance of our services ; the ability to protect our intellectual property rights ; impact of any litigation or infringement actions brought against us ; competition from other providers and services ; risks in product development ; inability to raise capital to fund continuing operations ; changes in government regulation, the ability to complete customer transactions and capital raising transactions . Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them . We cannot guarantee future results, levels of activity, performance or achievements . Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward - looking statements to conform these statements to actual results . All forecasts are provided by management in this presentation for illustrative purposes only and are based on information available to us at this time . Management expects that internal forecasts and expectations may change over time . Health Claims : Statements made in this presentation have not been evaluated by the Food and Drug Administration . The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors . 2

3 ▪ $2.6 trillion market, growing to $4.8 trillion 1 ▪ 10,000 baby boomers retiring/day 2 ▪ Longer life expectancy ▪ Physician Shortages 1 Centers for Medicare & Medicaid Services 2 Social Security Administration – Annual Performance Plan for FY 2 012

4 Physicians burdened with non - clinical administrative functions ▪ Increased cost of overhead ▪ Increased regulatory compliance ▪ Management and staffing ▪ Declining payer reimbursements

5 P HYSICIAN O PTIONS 1. Become a hospital employee ▪ 40% of Physicians are leaving private practice 2. Retire ▪ Dissatisfaction with current options 3. Join a traditional group ▪ Physician owned 4. OR join …

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7 W HAT IS F IRST C HOICE H EALTHCARE S OLUTIONS ? A Retail Business Model in the Medical Sector

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9 ▪ Allows physicians to focus on medicine ▪ Center of Excellence approach ▪ Opportunity for increased income ▪ Administrative freedom ▪ State - of - the - art, integrated diagnostic services ▪ High exposure marketing to: • Referral sources including, Primary care physicians • Patients via advertising, TV, print, Internet, etc.

10 S UPERIOR P ATIENT E XPERIENCE WITH A H UMAN T OUCH ▪ Consistently high service levels • Best - in - class physicians • State - of - the - art diagnostic and rehabilitative services • On - time appointments ▪ Accurate and current patient information • State - of - the - art patient scheduling • Leading - edge, proprietary patent - pending billing platform • Paperless electronic medical record • Professional certified staffing ▪ Attention to detail and patient follow up • On - site patient advocate

11 $1,262,548 $1,304,757 $3,805,347 $6,500,000 $12,000,000+ $0 $2,000,000 $4,000,000 $6,000,000 $8,000,000 $10,000,000 $12,000,000 $14,000,000 2010 Actual 2011 Actual 2012 Actual 2013 Est. 2014 Proj. All forecasts are provided by management in this presentation for illustrative purposes only and are based on information ava ila ble to us at this time. Management expects that internal forecasts and expectations may change over time .

12 P OISED AND R EADY F OR R APID E XPANSION • Current operations generating sustainable positive cash flow that will continue to strengthen and increase in 2014 • Materially strengthened Balance Sheet in Q413 • Completed $2.32 million strategic financing with institutional investment firm • Converted $750,000 of short term debt to equity • Paid o ff a pproximately $1.2 million in outstanding d ebt • Entered 2014 with strong c ash position – over $750,000 • Scalable corporate/support infrastructure now in place; ready to be leveraged • Have identified a number of locations that meet our expansion criteria All forecasts are provided by management in this presentation for illustrative purposes only and are based on information ava ila ble to us at this time. Management expects that internal forecasts and expectations may change over time .

13 M ULTI - S PECIALTY C ENTER OF E XCELLENCE M ODEL Physicians/Facility ▪ 8 - 10 physicians ▪ Orthopaedics , Neurologists, Interventional Pain Medicine ▪ Synergistic medical practices and diagnostic services ▪ Facility 14,000 – 16,000 sf per center ▪ Ancillary diagnostic services Including MRI, physical therapy, X - ray and DME Estimated Revenue W hen Fully Performing Estimated Gross Collections P er Facility | 4 - 6 Month Ramp - Up $1 6 - $20 Million All forecasts are provided by management in this presentation for illustrative purposes only and are based on information ava ila ble to us at this time. Management expects that internal forecasts and expectations may change over time .

14 Commit to Capital Formation Plan to Finance and Accelerate Growth Establish Up to Four Additional Multi - Specialty Centers of Excellence by the End Of 2015 Pursue Up - listing on NASDAQ or NYSE in 2014

$0 $20,000,000 $40,000,000 $60,000,000 $80,000,000 $100,000,000 2012 Actual 2013 Estimated 2014 Projected 2015 Projected 2016 Projected $3,805,000 $6,500,000 $18,000,000 $40,000,000 $80,000,000 - $100,000,000 Assumes Five Medical Centers of Excellence In Full Operation, Employing 50 Physicians in 2016 2014 Open 1 New Center 2015 Open 2 - 3 New Centers 2016 Five Centers in Operation * The possible revenue outlook reflected above is strictly contingent on the Company raising necessary expansion capital to s upp ort the establishment and ramp - up to full commercial operations of five Medical Centers of Excellence that collectively employ 50 physicians. The purpose of t his slide is to provide investors with an understanding of how the Company’s model can scale and perform, presuming the necessary expansion capital is secured. All forecasts are provided by management in this presentation for illustrative purposes only and are based on information available to us at this time. Manag ement expects that internal forecasts and expectations may change over time.

16 M ARKET S NAPSHOT Exchange & Ticker: OTCQB: FCHS Stock Price: $1.37 Market Capitalization: $ 20.96 Million Shares Outstanding: 15.30 Million Estimated Public Float: 5.27 Million Common Stock Warrants: 4.30 Million (1) Fully Diluted Shares Out: 19.59 Million 52 - Week Low/High: $ 0.05/$2.20 Fiscal Year End: December 31 (1) For further details regarding the Company’s Common Stock Warrants, please see the Form 8 - K filed with the Securities and Exchange Commission on November 14, 2013.

17 R ECENT S TOCK P ERFORMANCE

18 Owner of Class A, 78,000sf, Six - Story Office Building Located Directly on the Indian River in Melbourne, Florida Home of First Choice Medical Group and Corporate Headquarters Fully Occupied | Marquis Tenants Annual Revenue = Approximately $1.2 Million

19 Chris Romandetti , President & CEO Joined 2010; Medical practice consultant since 2007; Managing Member of Marina Towers, LLC since 2003; Managing Member of C&K, LLC – property management company; Director of Sunrise Bank Kris Jones, Vice President of Medical Operations Previous director of multi - specialty, multi - physician, multi - location medical practice; experience in building efficiencies in acquired medical practices and streamlining cutting - edge technology solutions Donald Bittar , Chief Financial Officer, Treasurer, Secretary & Director Previous Chairman and President of Associated Mortgage of North America, Inc .; President of DA Bittar and Associates Inc .; and President & Chairman of Marine Telephone, Inc .; Current adjunct Professor at Florida Institute of Technology (Distinguished as Teacher of the Year 2012 & 2013); frequent speaker at the National Association of Mortgage Bankers, National Council of Savings Institutions, Council of Presidents, New England Bankers Association and the National Corporate Cash Managers Association

709 South Harbor City Boulevard Suite 250 Melbourne, Florida 32901 www.myfchs.com For More Information, Please Contact: Hanover|Elite 407 - 585 - 1080 FCHS@hanoverelite.com Questions?